UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2005

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

1) Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program

On May 4, 2005, the shareholders of United America Indemnity, Ltd. (the "Company") approved the Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program (the "Program"), effective January 1, 2005. The following description of the Program is qualified in its entirety by reference to the terms of such Program, which is incorporated by reference to Appendix B of the Company’s Proxy Statement filed on Form DEF 14A on April 4, 2005 (the "2005 Proxy Statement").

All employees of the Company and its subsidiaries are eligible to participate in the Awards Program, and Program participants are selected by the Company’s compensation committee (the "Committee"). Incentive awards under the Awards Program are determined and paid in cash based upon objective performance-based criteria as determined by the Committee. The criteria relate to certain performance goals, such as net income and individual performance expectations as established by the Committee, except that certain specific performance targets will be approved by the Section 162(m) Committee with respect to the executives covered by Section 162(m) of the Internal Revenue Code ("Section 162(m)"). It is the Company’s intent that any compensation paid pursuant to the Awards Program comply with Section 162(m).

2) Amendment No. 2 to the United America Indemnity, Ltd. Share Incentive Plan

On May 4, 2005, the Company’s shareholders approved Amendment No. 2 (the "Amendment") to the United America Indemnity, Ltd. Share Incentive Plan (the "Share Plan"), effective as of March 31, 2005. The following description of the Amendment is qualified in its entirety by reference to the terms of such Amendment and Share Plan, which are incorporated by reference to Appendix A of the 2005 Proxy Statement and Appendix C of the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2004, respectively.

The Amendment increases the number of common shares which are reserved and available for grant under the Share Plan from 2,500,000 to 5,000,000. The Amendment also makes certain technical changes.

3) Adoption of Part I of the Integration Bonus Plan

On May 4, 2005, the Company’s shareholders approved the Integration Bonus Plan (the "Integration Plan"). The following description of the Integration Plan is qualified in its entirety by reference to the terms of such Integration Plan, which is incorporated by reference to Appendix C of the 2005 Proxy Statement.

In connection with the business combinations of the Company with Penn-America Group, Inc. ("PNG") and Penn Independent Corporation ("PIC"), along with their respective subsidiaries, certain executives of PNG and PIC entered into employment agreements which provided for the establishment of an integration bonus payable in Class A common shares of the Company in 2006 and 2007, if specified integrated company performance goals are achieved, with the target integration bonus ranging between one and two times the key employee’s base salary, depending on the position held. The Integration Plan was submitted to and approved by the Company’s shareholders in order to ensure that payments thereunder would be deductible in accordance with Section 162(m).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program

10.2 Amendment No. 2 to the United America Indemnity, Ltd. Share Incentive Plan

10.3 Part I of the Integration Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

May 9, 2005	By:	Richard S. March

Name: Richard S. March
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated United America Indemnity, Ltd. Annual Incentive Awards Program
10.2	Amendment No. 2 to the United America Indemnity, Ltd. Share Incentive Plan
10.3	Part I of the Integration Bonus Plan